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                                                                    Exhibit 10.3

                                OMNIBUS AMENDMENT

          THIS OMNIBUS AMENDMENT (this "Amendment") is entered into as of October 15, 2002, by and among:

          (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the "Borrower"),

          (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation ("Quest Diagnostics") as initial servicer (together with the Borrower, the "Loan Parties"),

          (3) QUEST DIAGNOSTICS INCORPORATED, a Michigan corporation, QUEST DIAGNOSTICS INCORPORATED, a Maryland corporation, QUEST DIAGNOSTICS INCORPORATED, a California corporation, QUEST DIAGNOSTICS LLC, a Connecticut limited liability company, QUEST DIAGNOSTICS LLC, a Massachusetts limited liability company, QUEST DIAGNOSTICS OF PENNSYLVANIA INCORPORATED, a Delaware corporation, METWEST INC., a Delaware corporation, QUEST DIAGNOSTICS LLC, an Illinois limited liability company, QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC., a Delaware corporation, QUEST DIAGNOSTICS LLC, a Massachusetts limited liability company, and QUEST DIAGNOSTICS LLC, a Connecticut limited liability company (all of the foregoing, together with Quest Diagnostics, collectively, the "Originators" and together with the Loan Parties, the "Companies"),

          (4) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation ("Blue Ridge"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge (collectively, the "Blue Ridge Group"),

          (5) LA FAYETTE ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, "La Fayette"), and CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as a Liquidity Bank to La Fayette (collectively, the "La Fayette Group"),

          (6) WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Blue Ridge Group, and CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as agent for the La Fayette Group (in such latter capacity, together with its successors in such latter capacity, the "La Fayette Agent" or a "Co-Agent"), and

          (7) WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Blue Ridge Group, the Blue Ridge Agent, the La Fayette Group and the La Fayette Agent (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents"),



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with respect to (a) that certain Receivables Sale Agreement, dated as of July
21, 2000, by and between the Originators, as sellers, and the Borrower, as purchaser (as heretofore amended or supplemented from time to time, the "Existing RSA"), and (b) that certain Amended and Restated Credit and Security Agreement dated as of September 28, 2001, by and among the Borrower, Quest Diagnostics, as initial Servicer, the Blue Ridge Group, the La Fayette Group and the Agents (as heretofore amended, the "Existing CSA" and, together with the Existing RSA, the "Existing Agreements"). The Existing Agreements as amended hereby are sometimes hereinafter collectively referred to as the "Agreements."

          Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing CSA or Existing RSA, as applicable.

                              W I T N E S S E T H :

          WHEREAS, the parties wish to modify the Existing RSA and Existing CSA to expand the definitions of "Receivable" contained therein as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

          1. Amendments to of Existing Agreements. Subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

          1.1. The definition of "Receivable" in the Existing RSA is hereby amended and restated in its entirety to read as follows:

          "Receivable" means any Account arising from the sale of Clinical Laboratory Services by a Seller, including, without limitation, the right to payment of any interest or finance charges and other amounts with respect thereto; provided, however, that the term "Receivable" shall not include (a) any Excluded JV Receivable, or (b) any Government Receivable except a Specified Government Receivable. Rights to payment arising from any one transaction, including, without limitation, rights to payment represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the rights to payment arising from any other transaction.

          1.2. The following definitions in the Existing CSA are hereby amended and restated in their entirety to read, respectively, as follows:

          "Net Pool Balance" means, at any time, an amount equal to (i) Net Receivables, minus (ii) Specified Government Ineligibles.

          "Receivable" means any Account arising from the sale of Clinical Laboratory Services by an Originator, including, without limitation, the right to payment of any interest or finance charges and other amounts with respect thereto, which is sold or contributed to the Borrower under the Sale Agreement; provided, however, that the term "Receivable" shall not include (a) any Excluded JV Receivable, or (b) any Government Receivable except a Specified


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     Government Receivable. Rights to payment arising from any one transaction, including, without limitation, rights to payment represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the rights to payment arising from any other transaction.

          "Regulatory Change" shall mean any change after the date of this Agreement in United States (federal, state or municipal) or foreign laws, regulations (including Regulation D) or accounting principles or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including the Liquidity Banks) of or under any United States (federal, state or municipal) or foreign laws, regulations (whether or not having the force of law) or accounting principles by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government) charged with the establishment, interpretation or administration thereof. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change.

          1.3. Each of the Existing Agreements is hereby amended to add the following new term in its appropriate alphabetical order:

          "Specified Government Receivable" means a Government Receivable as to which the Obligor is a state or local Governmental Authority (other than a Receivable arising under any state's Medicaid statutes and regulations, for services rendered to eligible beneficiaries thereunder).

          1.4. The Existing CSA is hereby amended to add the following new terms in their appropriate alphabetical order:

          "Client-Billed Receivable" means a Receivable booked in the "client-billed receivables" category of accounts receivable in the billing and accounting process of the applicable Originator owing from a physician, hospital or other institutional Obligor (including a Governmental Authority or affiliated Obligor) which is billed monthly in arrears for the services provided with pricing typically based on a negotiated fee schedule. For the avoidance of doubt, no Client-Billed Receivable would be (a) a "Government Receivable" of the type described in clause (i), (ii) or (iii) of the definition of such term, or (b) owing from another payor type such as an individual "self-pay" patient or an insurance company or managed care plan.

          "Client-Billed Receivables for the Reserve Computation" means, at any time, an amount determined by multiplying the Client-Billed Receivables Percentage by Net Receivables.

          "Client-Billed Receivables Percentage" means, at any time, the percentage equal to (a) the Unpaid Net Balance of all Client-Billed Receivables, divided by (b) the Unpaid Net Balance of all Receivables, in each of the foregoing cases, determined as of the last day of the calendar month then most recently ended.


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          "Net Receivables" means, at any time, an amount equal to the aggregate
     Unpaid Net Balance of all Receivables at such time, minus (i) the aggregate Unpaid Net Balance of all Receivables that are not Eligible Receivables at such time, minus (ii) Receivables (other than those covered by any other clause of this definition) that are not yet Delinquent Receivables or Defaulted Receivables which are owing from any Top 10 Obligor as to which more than 50% of the aggregate Unpaid Net Balance of all Receivables owing from such Top 10 Obligor are Defaulted Receivables, minus (iii) the Excess Concentration Amount at such time, minus (iv) 5% of the aggregate Unpaid
     Net Balance of all Receivables owing from Obligors who are not Top 10 Obligors.

          "Specified Government Ineligibles" means, on any date of determination, 27% times Client-Billed Receivables for the Reserve Computation as of the last day of the calendar month then most recently ended.

          "Top 10 Obligor" means any of the following and its Affiliates considered as if it and its Affiliates were one and the same entity: (1) United Healthcare, (2) Aetna / US Healthcare / Prudential, (3) Cigna, (4) Independence Blue Cross / Amerihealth, (5) Private Health Care Systems
     (PHCS), (6) Beech Street, (7) Humana, (8) Anthem Health, (9) Empire BCBS, and (10) BCBS Mass.

          1.5. Clause (m) of the definition of "Eligible Receivable" in the Existing CSA is hereby amended and restated in its entirety to read as follows:

          (m) [intentionally omitted];

          1.6. Each of the Existing Agreements is hereby amended to add the following new representation to Section 2.1 of the Existing RSA and to Section
5.1 of the Existing CSA:

          (z) Specified Government Receivables. All Specified Government Receivables are recorded in the Originators' billing and accounting systems solely as Client-Billed Receivables.

          1.7. Section 4.1(c) of the Existing RSA is hereby amended to add the following sentence at the end thereof:

          In addition to the foregoing, such Seller shall be responsible for the costs and expenses of one additional Review during the period beginning on October 15, 2002 and ending on January 31, 2003 for purposes of auditing the Specified Government Receivables and the cross-aging of Receivables owing from the Top 10 Obligors.

          1.8. Section 7.1(c) of the Existing CSA is hereby amended to add the following sentence at the end thereof:

          In addition to the foregoing, the Loan Parties shall be responsible for the costs and expenses of one additional Review during the period beginning on October 1, 2002 and ending on January 31, 2003 for purpose of auditing the


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     Specified Government Receivables and the cross-aging of Receivables owing from the Top 10 Obligors.

          1.9. Section 7.1(C) of the Existing RSA is hereby amended and restated in its entirety to read as follows:

          (C) the failure by such Seller to comply with any applicable law, rule or regulation with respect to any of its Receivables or the related Contracts or Invoices, including, without limitation, any state or local assignment of claims act or similar legislation prohibiting or imposing notice and acknowledgement requirements or other limitations or conditions on the assignment of a Specified Government Receivable, or the nonconformity of any of such Seller's Receivables or the related Contracts or Invoices with any such applicable law, rule or regulation;

          1.10. Section 13.1(a)(C) of the Existing CSA is hereby amended and restated in its entirety to read as follows:

          (C) the failure by any Loan Party to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract and/or Invoice, including, without limitation, any state or local assignment of claims act or similar legislation prohibiting or imposing notice and acknowledgement requirements or other limitations or conditions on the assignment of a Specified Government Receivable, or the nonconformity of any Receivable or the related Contract and/or Invoice with any such applicable law, rule or regulation;

          2. Representations.

          2.1. Each of the Companies represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

          2.2. Each of the Originators further represents and warrants to the Borrower, the Lenders and the Agents that, after giving effect to this Amendment and the filing of the financing statement amendments contemplated by Section 3 below, each of its representations and warranties set forth in Section 2.1 of the Existing RSA is true and correct as of the date hereof.

          2.3. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that, after giving effect to this Amendment and the filing of the financing statement amendments contemplated by Section 3 below, each of its representations and warranties set forth in Section 6.1 of the Existing CSA is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.


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          3. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto.

          4. Miscellaneous.

          4.1. Except as expressly amended hereby, the Existing Agreements shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms each of the Transaction Documents to which it is a party.

          4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

          4.3. EACH OF THE COMPANIES HEREBY ACKNOWLEDGES AND AGREES THAT:

          4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENTS, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

          4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE EXISTING AGREEMENT (OR EXISTING AGREEMENTS) TO WHICH IT IS A PARTY.

          4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

          4.5. The Administrative Agent is hereby authorized to prepare and file amendments to all financing statements filed in the jurisdiction of organization of each of the Companies in connection with the Existing RSA and/or Existing CSA revising the definition of "Receivable" contained therein in a manner consistent with the applicable amendment contained in Section 1 hereof.

                            (Signature pages follow)


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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                INDIVIDUALLY, AS ADMINISTRATIVE AGENT AND AS
                                BLUE RIDGE AGENT


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                BLUE RIDGE ASSET FUNDING CORPORATION


                                BY: WACHOVIA BANK, NATIONAL ASSOCIATION, ITS
                                    ATTORNEY-IN-FACT


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

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                                LA FAYETTE ASSET SECURITIZATION LLC


                                BY: LA FAYETTE MEMBER, INC., AS ITS SOLE MEMBER


                                By:
                                    --------------------------------------------
                                    Name:  Konstantina Kourmpetis
                                    Title: Director


                                CREDIT LYONNAIS NEW YORK BRANCH, INDIVIDUALLY AND AS LA FAYETTE AGENT


                                By:
                                    --------------------------------------------
                                    Name:  Konstantina Kourmpetis
                                    Title: Director


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

                                QUEST DIAGNOSTICS RECEIVABLES INC.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS INCORPORATED


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS INCORPORATED, A MICHIGAN
                                CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS INCORPORATED, A MARYLAND
                                CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                QUEST DIAGNOSTICS INCORPORATED, A CALIFORNIA
                                CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS LLC, A CONNECTICUT LIMITED
                                LIABILITY COMPANY


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS LLC, A MASSACHUSETTS LIMITED LIABILITY COMPANY


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS OF PENNSYLVANIA INCORPORATED, A DELAWARE CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


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

                                QUEST DIAGNOSTICS LLC, AN ILLINOIS LIMITED
                                LIABILITY COMPANY


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                METWEST INC., A DELAWARE CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC., A DELAWARE CORPORATION


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS LLC, A MASSACHUSETTS LIMITED LIABILITY COMPANY


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                QUEST DIAGNOSTICS LLC, A CONNECTICUT LIMITED
                                LIABILITY COMPANY


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


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